UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/18

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

Dreyfus Active MidCap Fund

ANNUAL REPORT December 31, 2018

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Active MidCap Fund, covering the 12-month period from January 1, 2018 through December 31, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period began with major global economies achieving above-trend growth. In the United States, a robust economy and strong labor market encouraged the Federal Reserve to continue moving away from its accommodative monetary policy while other major central banks began to consider monetary tightening. Both U.S. and non-U.S. equity markets remained on an uptrend. Interest rates rose across the yield curve, putting pressure on bond prices.

A few months into the reporting period, global growth trends began to diverge and market volatility returned. While the U.S. economy continued to grow at a healthy rate, other developed markets began to weaken. However, robust growth and strong corporate earnings continued to support U.S. stock returns while other developed markets declined throughout the summer. In the fall, a broad sell-off occurred, partially offsetting earlier U.S. gains. Emerging markets remained under pressure as weakness in their currencies relative to the U.S. dollar added to investors’ uneasiness. Global equities continued their general decline through the end of the period.

Fixed income markets struggled during the first half of the period as interest rates rose and favorable U.S. equity markets fed investor risk appetites. However, in autumn volatility crept in, the yield curve began a flattening trend that continued through the end of December. As long-term debt yields fell, prices rose for many bonds, leading to moderately positive returns for several fixed income market sectors.

Despite continuing political variables, U.S. inflationary pressures and flagging growth rates, we are optimistic that the U.S. economy will remain strong in the near term. However, we remain attentive to signs that point to potential changes on the horizon. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris

President

The Dreyfus Corporation

January 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2018 through December 31, 2018, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2018, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of -14.31%, Class C shares returned -15.04%, Class I shares returned -14.12%, and Class Y shares returned -14.11%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), achieved a total return of -9.06% for the same period.2

Mid-cap stocks lost value in a volatile market over the reporting period amid escalating trade tensions and slowing global economic growth rates. The fund lagged the Index primarily due to security selection shortfalls in the financials, consumer staples, materials and information technology sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of midsized companies. The fund currently defines “midsized companies” as companies included in the Index. We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within mid-cap stocks in the U.S. stock market.

We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 250 securities.

Positive U.S. Economic Indicators Amid Volatility

A positive economic backdrop supported U.S. equity markets at the start of 2018, including sustained GDP growth, a robust labor market and higher growth forecasts from the Federal Reserve Board (the “Fed”). Enactment of corporate tax cuts as part of major tax-reform legislation in late December 2017 sparked additional market gains, driving the Index to new all-time highs in January.

In the first few months of 2018, volatility entered the picture as concerns over inflation and the potential for trade disputes roiled markets. However, U.S. markets were able to stabilize, and the upward trend continued on the back of continued positive economic data, corporate balance sheet strength and robust consumer spending. However, non-U.S. markets retreated as the rate of economic improvement in areas including the Eurozone stalled. In late summer, continued political rhetoric in the U.S. regarding trade and midterm elections, along with concerns over issues abroad in areas such as Italy, Turkey, Argentina and the United Kingdom weighed on sentiment. Despite strong underlying fundamentals, volatility crept back into the picture in U.S. markets. Firm labor markets, tightening monetary policy and the possibility of slowing growth provoked a defensive posture among investors. In October, markets reversed course and started to move lower. Continued worries over rising interest rates, trade disputes and falling commodity prices pressured equity markets throughout the rest of the period.

In this environment, large-cap stocks generally outperformed their mid- and small-cap counterparts.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

Security Selection Constrained Fund Performance

The fund’s performance compared to the Index was undermined by stock selection shortfalls across several market sectors. In the financials sector, insurance companies generally weighed on relative results: Unum Group reported disappointing quarterly earnings, increased its reserve requirement and experienced pressure from its exposure to the long-term care insurance market. Synchrony Financial was also a main individual detractor. The price of the financial service company fell when it lost a high-revenue client and the client later filed suit against the company. Among consumer staples companies, a position in Conagra Brands dampened relative performance as the price slid during the fourth quarter after the company reduced future guidance due to a recent acquisition. Stock selection throughout the rest of the food products industry also weighed on returns, as did stock holdings within the materials and information technology sectors.

The fund achieved better results in other market sectors. We identified several positive contributors in the energy sector, as the fund avoided many of the sector’s weaker stocks. In addition, the fund had an emphasis on refining companies, which fared better than energy reserves and equipment stocks, helping relative returns. Selection within electric utilities also boosted results. Within the health care sector, stock selection within the health care providers industry was also beneficial. A position in WellCare Health Plans was a significant contributor to overall performance. The provider beat estimates and raised guidance several times during the year. The stock was eliminated during the fourth quarter. Elsewhere in the markets, a position in consumer discretionary company Deckers Outdoor was among the top individual contributors to performance. The outdoor shoe and apparel retailer beat earnings every quarter of the year and raised guidance several times. Information technology company Red Hat, whose price increased during the fourth quarter due to an acquisition by IBM, was another top contributor.

A Disciplined Approach to Stock Picking

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Stock market volatility experienced in 2018 has provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

January 15, 2019

¹ Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

² Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of Dreyfus Active MidCap Fund with a hypothetical investment of $10,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C, and Class I shares of Dreyfus Active MidCap Fund on 12/31/08 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of Dreyfus Active MidCap Fund with a hypothetical investment of $1,000,000 in the Russell Midcap® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment in Class Y shares of Dreyfus Active MidCap Fund on 12/31/08 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the mid-cap segment of the U.S. equity universe. The Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/18
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/29/85	-19.23%	3.62%	11.23%
without sales charge	1/29/85	-14.31%	4.85%	11.89%
Class C shares
with applicable redemption charge †	11/27/02	-15.80%	3.97%	10.95%
without redemption	11/27/02	-15.04%	3.97%	10.95%
Class I shares	11/27/02	-14.12%	5.07%	12.04%
Class Y shares	9/1/15	-14.11%	5.12%††	12.06%††
Russell Midcap® Index		-9.06%	6.26%	14.03%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from July 1, 2018 to December 31, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.29	$9.38	$4.30	$4.21
Ending value (after expenses)	$873.80	$869.70	$874.60	$874.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2018
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.70	$10.11	$4.63	$4.53
Ending value (after expenses)	$1,019.56	$1,015.17	$1,020.62	$1,020.72

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.99% for Class C, .91% for Class I and .89% Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2018

Description	Shares		Value ($)
Common Stocks - 99.6%
Automobiles & Components - 1.7%
Gentex	122,625		2,478,251
Lear	41,995		5,159,506
			7,637,757
Banks - 3.9%
Cathay General Bancorp	33,575		1,125,770
Citizens Financial Group	24,940		741,466
Comerica	95,460		6,557,147
Popular	129,880		6,132,934
Regions Financial	202,365		2,707,644
			17,264,961
Capital Goods - 7.1%
Allison Transmission Holdings	159,105		6,986,301
Curtiss-Wright	60,300		6,157,836
Harris	3,475		467,909
Huntington Ingalls Industries	25,045		4,766,314
Ingersoll-Rand	49,970		4,558,763
Pentair	46,940		1,773,393
Spirit AeroSystems Holdings, Cl. A	93,910		6,769,972
			31,480,488
Commercial & Professional Services - 1.5%
Copart	139,605	[a]	6,670,327
Consumer Durables & Apparel - 4.3%
Deckers Outdoor	52,200	[a]	6,678,990
KB Home	33,940		648,254
NVR	2,000	[a]	4,873,980
PulteGroup	270,060	[b]	7,018,859
			19,220,083
Consumer Services - .5%
Hilton Worldwide Holdings	23,740		1,704,532
Hyatt Hotels, Cl. A	8,465		572,234
			2,276,766
Diversified Financials - 6.2%
Discover Financial Services	126,610		7,467,458
Evercore, Cl. A	20,290		1,451,952
FactSet Research Systems	8,600	[b]	1,721,118
LPL Financial Holdings	115,105		7,030,614
Moody's	9,940		1,391,998
SEI Investments	39,145		1,808,499
Synchrony Financial	288,840		6,776,186
			27,647,825

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Energy - 4.4%
Continental Resources	61,015	[a]	2,452,193
HollyFrontier	121,945		6,233,828
Marathon Petroleum	93,735		5,531,302
PBF Energy, Cl. A	166,645	[b]	5,444,292
			19,661,615
Food, Beverage & Tobacco - 1.4%
ConAgra Brands	210,390		4,493,930
Ingredion	18,940		1,731,116
			6,225,046
Health Care Equipment & Services - 4.6%
Cerner	21,685	[a]	1,137,161
Edwards Lifesciences	5,620	[a]	860,815
Haemonetics	65,990	[a]	6,602,300
ICU Medical	9,330	[a]	2,142,448
IDEXX Laboratories	2,570	[a]	478,071
ResMed	16,955		1,930,666
Varian Medical Systems	63,280	[a]	7,170,257
			20,321,718
Household & Personal Products - 1.6%
Herbalife	116,730	[a,b]	6,881,234
Insurance - 5.6%
First American Financial	86,250		3,850,200
Kemper	38,370		2,547,001
Lincoln National	105,345		5,405,252
Torchmark	92,795		6,916,011
Unum	210,730		6,191,247
			24,909,711
Materials - 5.5%
Celanese, Ser. A	43,375	[b]	3,902,449
CF Industries Holdings	166,530		7,245,720
Chemours	14,550		410,601
Huntsman	255,140		4,921,651
Louisiana-Pacific	140,785		3,128,243
Westlake Chemical	71,025	[b]	4,699,724
			24,308,388
Media & Entertainment - 1.0%
AMC Networks, Cl. A	18,180	[a,b]	997,718
Sirius XM Holdings	99,060	[b]	565,633
Tribune Media	18,390		834,538
TripAdvisor	34,430	[a]	1,857,154
			4,255,043
Pharmaceuticals Biotechnology & Life Sciences - 7.8%
Agilent Technologies	114,050		7,693,813

Description	Shares		Value ($)
Common Stocks - 99.6% (continued)
Pharmaceuticals Biotechnology & Life Sciences - 7.8% (continued)
Bruker	29,270		871,368
Illumina	3,210	[a]	962,775
Jazz Pharmaceuticals	47,770	[a]	5,921,569
Mettler-Toledo International	8,875	[a,b]	5,019,523
Waters	41,145	[a]	7,762,004
Zoetis	75,505		6,458,698
			34,689,750
Real Estate - 6.0%
First Industrial Realty Trust	216,610	[c]	6,251,365
Host Hotels & Resorts	339,630	[c]	5,661,632
Kilroy Realty	8,655	[b,c]	544,226
Lamar Advertising, Cl. A	62,040	[c]	4,291,927
Medical Properties Trust	127,550	[c]	2,051,004
Piedmont Office Realty Trust, Cl. A	19,180	[b,c]	326,827
Prologis	46,215	[c]	2,713,745
Weingarten Realty Investors	189,340	[c]	4,697,525
			26,538,251
Retailing - 7.7%
American Eagle Outfitters	179,860	[b]	3,476,694
Best Buy	121,655		6,442,849
Dick's Sporting Goods	169,795	[b]	5,297,604
Foot Locker	75,080		3,994,256
Kohl's	101,250		6,716,925
Ross Stores	100,570		8,367,424
			34,295,752
Semiconductors & Semiconductor Equipment - 1.6%
KLA-Tencor	49,490		4,428,860
Skyworks Solutions	38,460		2,577,589
			7,006,449
Software & Services - 13.8%
Broadridge Financial Solutions	70,580		6,793,325
Cadence Design Systems	13,760	[a]	598,285
CDK Global	124,165		5,945,020
Citrix Systems	70,910		7,265,439
DXC Technology	70,010		3,722,432
Fair Isaac	14,940	[a]	2,793,780
Fiserv	115,590	[a]	8,494,709
MAXIMUS	96,955		6,310,801
Paychex	120,695		7,863,279
Red Hat	35,895	[a]	6,304,598
VeriSign	33,020	[a]	4,896,536
			60,988,204

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 99.6% (continued)
Technology Hardware & Equipment - 5.1%
CDW		45,175		3,661,434
F5 Networks		44,905	[a]	7,275,957
NetApp		104,285		6,222,686
Zebra Technologies, Cl. A		32,645	[a]	5,198,063
				22,358,140
Transportation - 1.9%
Old Dominion Freight Line		19,930		2,461,156
United Continental Holdings		68,590	[a]	5,743,041
				8,204,197
Utilities - 6.4%
Avangrid		93,160	[b]	4,666,384
IDACORP		34,235		3,185,909
MDU Resources Group		273,470		6,519,525
NRG Energy		183,220		7,255,512
OGE Energy		174,780	[b]	6,849,628
				28,476,958
Total Common Stocks (cost $432,578,983)				441,318,663
	1-Day Yield (%)
Investment of Cash Collateral for Securities Loaned - 2.0%
Registered Investment Companies - 2.0%
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $8,850,252)	2.69	8,850,252	[d]	8,850,252
Total Investments (cost $441,429,235)		101.6%		450,168,915
Liabilities, Less Cash and Receivables		(1.6%)		(7,145,388)
Net Assets		100.0%		443,023,527

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2018, the value of the fund’s securities on loan was $54,266,376 and the value of the collateral held by the fund was $54,988,285, consisting of cash collateral of $8,850,252 and U.S. Government & Agency securities valued at $46,138,033.

c Investment in real estate investment trust.

d Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	20.4
Financials	15.8
Consumer Discretionary	14.3
Health Care	12.4
Industrials	10.5
Utilities	6.4
Real Estate	6.0
Materials	5.5
Energy	4.4
Consumer Staples	2.9
Investment Companies	2.0
Communication Services	1.0
101.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 12/31/17($)	Purchases($)	Sales($)	Value 12/31/18($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,000,588	63,868,444	66,869,032	-	-	20,281
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	14,165,799	97,657,078	102,972,625	8,850,252	2.0	-
Total	17,166,387	161,525,522	169,841,657	8,850,252	2.0	20,281

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2018

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $54,266,376)—Note 1(b):
Unaffiliated issuers	432,578,983	441,318,663
Affiliated issuers	8,850,252	8,850,252
Receivable for investment securities sold		5,340,504
Dividends, interest and securities lending income receivable		539,038
Receivable for shares of Common Stock subscribed		55,375
Prepaid expenses		33,697
		456,137,529
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		431,624
Cash overdraft due to Custodian		2,435,250
Liability for securities on loan—Note 1(b)		8,850,252
Payable for shares of Common Stock redeemed		1,256,990
Directors fees and expenses payable		10,000
Interest payable—Note 2		2,335
Accrued expenses		127,551
		13,114,002
Net Assets ($)		443,023,527
Composition of Net Assets ($):
Paid-in capital		433,720,232
Total distributable earnings (loss)		9,303,295
Net Assets ($)		443,023,527

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	403,112,678	3,338,429	36,322,544	249,876
Shares Outstanding	8,379,613	76,333	748,568	5,233
Net Asset Value Per Share ($)	48.11	43.74	48.52	47.75

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2018

Investment Income ($):
Income:
Cash dividends (net of $3,308 foreign taxes withheld at source):
Unaffiliated issuers	8,557,502
Affiliated issuers	20,281
Income from securities lending—Note 1(b)	94,599
Total Income	8,672,382
Expenses:
Management fee—Note 3(a)	4,392,359
Shareholder servicing costs—Note 3(c)	1,681,680
Professional fees	88,803
Directors’ fees and expenses—Note 3(d)	61,498
Registration fees	60,706
Distribution fees—Note 3(b)	39,080
Prospectus and shareholders’ reports	37,232
Loan commitment fees—Note 2	13,924
Custodian fees—Note 3(c)	4,820
Interest expense—Note 2	3,491
Miscellaneous	45,696
Total Expenses	6,429,289
Less—reduction in fees due to earnings credits—Note 3(c)	(310)
Net Expenses	6,428,979
Investment Income—Net	2,243,403
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	37,116,597
Net unrealized appreciation (depreciation) on investments	(118,004,288)
Net Realized and Unrealized Gain (Loss) on Investments	(80,887,691)
Net (Decrease) in Net Assets Resulting from Operations	(78,644,288)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2018	2017[a]
Operations ($):
Investment income—net	2,243,403	1,927,480
Net realized gain (loss) on investments	37,116,597	68,623,757
Net unrealized appreciation (depreciation) on investments	(118,004,288)	26,611,817
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,644,288)	97,163,054
Distributions ($):
Distributions to shareholders:
Class A	(42,133,548)	(55,541,786)
Class C	(419,306)	(772,033)
Class I	(5,265,139)	(12,143,058)
Class Y	(23,498)	(137)
Total Distributions	(47,841,491)	(68,457,014)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	11,899,593	20,785,000
Class C	205,340	886,253
Class I	18,587,593	47,322,190
Class Y	596,408	-
Distributions reinvested:
Class A	39,540,454	51,552,754
Class C	374,310	690,943
Class I	5,003,542	10,860,666
Class Y	23,387	-
Cost of shares redeemed:
Class A	(71,694,692)	(81,598,204)
Class C	(2,928,054)	(6,192,712)
Class I	(86,263,850)	(29,903,356)
Class Y	(302,206)	-
Increase (Decrease) in Net Assets from Capital Stock Transactions	(84,958,175)	14,403,534
Total Increase (Decrease) in Net Assets	(211,443,954)	43,109,574
Net Assets ($):
Beginning of Period	654,467,481	611,357,907
End of Period	443,023,527	654,467,481

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2018	2017[a]
Capital Share Transactions (Shares):
Class Ab
Shares sold	200,012	328,444
Shares issued for distributions reinvested	807,613	828,048
Shares redeemed	(1,198,702)	(1,306,872)
Net Increase (Decrease) in Shares Outstanding	(191,077)	(150,380)
Class Cb
Shares sold	3,713	15,215
Shares issued for distributions reinvested	8,322	12,038
Shares redeemed	(54,312)	(102,900)
Net Increase (Decrease) in Shares Outstanding	(42,277)	(75,647)
Class Ib
Shares sold	300,113	754,930
Shares issued for distributions reinvested	97,961	173,754
Shares redeemed	(1,454,882)	(470,536)
Net Increase (Decrease) in Shares Outstanding	(1,056,808)	458,148
Class Yb
Shares sold	9,530	-
Shares issued for distributions reinvested	500	-
Shares redeemed	(4,815)	-
Net Increase (Decrease) in Shares Outstanding	5,215	-

[a] Distributions to shareholders include $1,926,247 Class A, $884,044 Class I and $12 Class Y of distributions from net investment income and $53,615,539 Class A, $772,033 Class C, $11,259,014 Class I and $125 Class Y distributions from net realized gains. Undistributed investment income—net was $686,269 in 2017 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

[b] During the period ended December 31, 2018, 917 Class C shares representing $50,857 were automatically converted to 841 Class A shares 4,804 Class A shares representing $303,409 were exchanged for 4,786 Class Y shares, 4,786 Class Y shares representing $300,537 were exchanged for 4,781 Class I shares, 624 Class A shares representing $39,700 were exchanged for 622 Class I shares and during the period ended December 31, 2017, 6,684 Class C shares representing $422,962 were automatically converted to 6,195 Class A shares and 1,201 Class A shares representing $74,977 were exchanged for 1,195 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	62.37	59.60	55.36	56.12	49.11
Investment Operations:
Investment income—net[a]	.22	.18	.33	.33	.15
Net realized and unrealized gain (loss) on investments	(9.12)	9.65	4.51	.64	7.01
Total from Investment Operations	(8.90)	9.83	4.84	.97	7.16
Distributions:
Dividends from investment income—net	(.26)	(.24)	(.18)	(.33)	(.15)
Dividends from net realized gain on investments	(5.10)	(6.82)	(.42)	(1.40)	-
Total Distributions	(5.36)	(7.06)	(.60)	(1.73)	(.15)
Net asset value, end of period	48.11	62.37	59.60	55.36	56.12
Total Return (%)[b]	(14.31)	16.64	8.81	1.69	14.58
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.13	1.14	1.13	1.15
Ratio of net expenses to average net assets	1.12	1.13	1.14	1.13	1.14
Ratio of net investment income to average net assets	.36	.28	.59	.57	.28
Portfolio Turnover Rate	68.30	63.75	60.22	60.96	73.99
Net Assets, end of period ($ x 1,000)	403,113	534,563	519,763	488,571	491,786

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	57.44	55.61	51.97	52.92	46.57
Investment Operations:
Investment (loss)—net[a]	(.26)	(.33)	(.12)	(.14)	(.28)
Net realized and unrealized gain (loss) on investments	(8.34)	8.98	4.18	.59	6.63
Total from Investment Operations	(8.60)	8.65	4.06	.45	6.35
Distributions:
Dividends from net realized gain on investments	(5.10)	(6.82)	(.42)	(1.40)	-
Net asset value, end of period	43.74	57.44	55.61	51.97	52.92
Total Return (%)[b]	(15.04)	15.64	7.90	.82	13.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.96	1.97	1.99	1.98	2.01
Ratio of net expenses to average net assets	1.96	1.97	1.99	1.98	2.00
Ratio of net investment (loss) to average net assets	(.48)	(.57)	(.24)	(.26)	(.57)
Portfolio Turnover Rate	68.30	63.75	60.22	60.96	73.99
Net Assets, end of period ($ x 1,000)	3,338	6,813	10,803	7,405	5,380

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended December 31,
Class I Shares	2018	2017	2016	2015	2014
Per Share Data ($):
Net asset value, beginning of period	62.64	59.97	55.74	56.67	49.65
Investment Operations:
Investment income—net[a]	.38	.33	.49	.52	.26
Net realized and unrealized gain (loss) on investments	(9.18)	9.70	4.50	.57	7.10
Total from Investment Operations	(8.80)	10.03	4.99	1.09	7.36
Distributions:
Dividends from investment income—net	(.22)	(.54)	(.34)	(.62)	(.34)
Dividends from net realized gain on investments	(5.10)	(6.82)	(.42)	(1.40)	-
Total Distributions	(5.32)	(7.36)	(.76)	(2.02)	(.34)
Net asset value, end of period	48.52	62.64	59.97	55.74	56.67
Total Return (%)	(14.12)	16.91	9.02	1.88	14.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.89	.90	.94	.93	.94
Ratio of net expenses to average net assets	.89	.90	.94	.93	.94
Ratio of net investment income to average net assets	.60	.53	.85	.92	.50
Portfolio Turnover Rate	68.30	63.75	60.22	60.96	73.99
Net Assets, end of period ($ x 1,000)	36,323	113,090	80,790	35,359	7,617

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	62.58	60.00	55.74	54.64
Investment Operations:
Investment income—net[b]	.43	.34	.53	.24
Net realized and unrealized gain (loss) on investments	(9.23)	9.70	4.56	2.76
Total from Investment Operations	(8.80)	10.04	5.09	3.00
Distributions:
Dividends from investment income—net	(.93)	(.64)	(.41)	(.50)
Dividends from net realized gain on investments	(5.10)	(6.82)	(.42)	(1.40)
Total Distributions	(6.03)	(7.46)	(.83)	(1.90)
Net asset value, end of period	47.75	62.58	60.00	55.74
Total Return (%)	(14.11)	16.93	9.18	5.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.87	.78	.79[d]
Ratio of net expenses to average net assets	.88	.87	.78	.79[d]
Ratio of net investment income to average net assets	.71	.54	.98	1.25[d]
Portfolio Turnover Rate	68.30	63.75	60.22	60.96
Net Assets, end of period ($ x 1,000)	250	1	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering six series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 270 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized), Class T (100 million shares authorized) and Class Y (100 million shares authorized). Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC

NOTES TO FINANCIAL STATEMENTS (continued)

registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2018 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Common Stocks†	441,318,663	-	-	441,318,663
Investment Companies	8,850,252	-	-	8,850,252

† See Statement of Investments for additional detailed categorizations.

At December 31, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2018, The Bank of New York Mellon earned $19,613 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2018, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2018, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $499,069, undistributed capital gains $173,477 and unrealized appreciation $8,591,150.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2018 and December 31, 2017 were as follows: ordinary income $4,655,716 and $5,861,876 , and long-term capital gains $43,185,775 and $62,595,138, respectively.

(f) New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is

NOTES TO FINANCIAL STATEMENTS (continued)

currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed long-term open-end funds in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to the Dreyfus Floating Rate Income Fund, a series of The Dreyfus/Laurel Funds, Inc. Prior to October 3, 2018, the unsecured credit facility with Citibank, N.A. was $830 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2018, was approximately $117,300 with a related weighted average annualized interest rate of 2.98%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended December 31, 2018, the Distributor retained $3,814 from commissions earned on sales of the fund’s Class A shares and $612 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2018, Class C shares were charged $39,080 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2018, Class A and Class C shares were charged $1,244,729 and $13,027, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2018, the fund was charged $188,347 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2018, the fund was charged $4,820 pursuant to the custody agreement. These fees were offset by earnings credits of $310.

During the period ended December 31, 2018, the fund was charged $12,774 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $296,025, Distribution Plan fees $2,382, Shareholder Services Plan fees $89,086, custodian fees $6,000, Chief Compliance Officer fees $6,289 and transfer agency fees $31,842.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2018, amounted to $397,780,502 and $526,363,772, respectively.

At December 31, 2018, the cost of investments for federal income tax purposes was $441,577,765; accordingly, accumulated net unrealized appreciation on investments was $8,591,150, consisting of $55,470,486 gross unrealized appreciation and $46,879,336 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).

The State Law Cases: The Tribune LBO was executed in two-steps - a voluntary tender offer in June 2007, and a mandatory go-private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11 of the Bankruptcy Code (the “Code”). Beginning in June 2011, Tribune creditors filed complaints in various courts throughout the country, which alleged that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims (collectively, “the state law cases”). The state law cases were consolidated for pre-trial proceedings in the United States District Court for the Southern District of New York, in a case styled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On November 6, 2012, the defendants filed a motion to dismiss most of the cases in the Tribune MDL. On September 23, 2013, the Court dismissed 50 cases, including at least one case in which the fund was a defendant. On September 30, 2013, plaintiffs appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit. On March 29, 2016, the Second Circuit affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Code, which exempts qualified transfers that were made “… by or to (or for the benefit of),” among other specified entities, “a financial institution …” On September 9, 2016, Plaintiffs filed a petition for certiorari to the U.S. Supreme Court.

During the pendency of the plaintiffs’ cert. petition, the Supreme Court agreed to hear the appeal of Merit Management Group, LP v. FTI Consulting,

Inc. (“Merit Mgmt.”), a Seventh Circuit case that concerned the scope of Section 546(e) of the Code. In contrast to the Second Circuit, the Seventh Circuit had held that Section 546(e) does not exempt qualified transfers from avoidance that passed through “financial institutions.”

On February 27, 2018, the Supreme Court affirmed the Seventh Circuit’s decision. Noting that “the parties … d[id] not contend that either the debtor or petitioner … qualified as a ‘financial institution,’” the Court declined to address the effect that such an assertion would have had on the application Section 546(e). While the Merit Mgmt. decision likely will make it more difficult for some defendants to assert a defense under Section 546(e), the decision appears to be less consequential for registered investment company defendants, such as the Dreyfus Fund defendants, which are specifically defined as “financial institutions” under Section 101(22)(B) of the Code.

On April 3, 2018, Justices Kennedy and Thomas issued a Statement stating that “consideration of [the petition for certiorari filed by the Tribune plaintiffs] will be deferred for an additional period of time” to allow the Second Circuit or the District Court to consider whether to vacate the earlier judgment or provide other relief in light of Merit Mgmt. On April 10, 2018, the plaintiffs/appellants moved the Second Circuit to recall its mandate, vacate its decision, and remand the case to the district court for further proceedings. The defendants’ filed an opposition brief on April 20, 2018; plaintiffs/appellants filed their reply on April 27, 2018. On May 15, 2018, the Second Circuit issued an Order stating that “the mandate in this case is recalled in anticipation of further panel review.” As of February 14, 2019, there has been no subsequent activity in the state law cases.

The FitzSimons Litigation: On November 1, 2010, a case styled The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Adv. Pro. No-10-54010(KJC) was filed in the United States Bankruptcy Court for the District of Delaware. (“the FitzSimons Litigation”). The case was subsequently transferred to the Tribune MDL. Count One of the multi-count Complaint sought recovery of alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, that participated in the Tribune LBO. On January 10, 2013, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint, which did not change the legal basis of the claims against the Shareholder Defendants. On May 23, 2014, the defendants filed a motion to dismiss

NOTES TO FINANCIAL STATEMENTS (continued)

Count One against the Shareholder Defendants, which the Court granted on January 9, 2017. The plaintiff then sought leave to file an interlocutory appeal. On February 23, 2017, the Court entered an order stating that it would permit the plaintiff to file an interlocutory appeal after the Court decided other pending motions.

On March 8, 2018, following the U.S. Supreme Court’s decision in Merit Management, the Plaintiff in the FitzSimons Litigation submitted a letter to the Court seeking permission to file another amended complaint or a motion for leave to amend in order to add a claim of constructive fraudulent transfer. On June 18, 2018, the Court issued an order staying the Trustee’s request pending further action by the Second Circuit in the state law cases. The Court also ordered counsel for all of the parties to file a joint letter “indicating how they wish to proceed with respect to a potential global resolution of this multi-district litigation.” On July 9, 2018, the parties submitted the joint letter requested by the Court expressing their views regarding a potential mediation. On November 30, 2018, the Court issued an Opinion and Order resolving the remaining motions by dismissing most, but not all, of the claims asserted against the individual defendants. After Judge Richard J. Sullivan issued the Opinion and Order, the U.S. Judicial Panel on Multidistrict Litigation reassigned the entire litigation to Judge Denise Cote. As of February 14, 2019, there has been no subsequent activity in FitzSimons Litigation.

At this stage in the proceedings, management does not believe that a loss is probable and, in any event, is unable to reasonably estimate the possible loss that may result.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of Dreyfus Active MidCap Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dreyfus Active MidCap Fund (the “Fund”) (one of the funds constituting Strategic Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Strategic Funds, Inc.) at December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Dreyfus investment companies since at least 1957, but we are unable to determine the specific year.

New York, New York
February 27, 2019

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2018 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2018, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,655,716 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2019 of the percentage applicable to the preparation of their 2018 income tax returns. Also, the fund hereby reports $.2207 per share as a short-term capital gain distribution and $.5958 per share as a long-term capital gain distribution paid on March 22, 2018 and the fund also reports $4.2820 per share as a long-term capital gain distribution paid on December 20, 2018.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on November 5-6, 2018, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended September 30, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for all periods, except for the three- and ten-year periods when it was below the median, and was below the Performance Universe median for all periods, except the five-year period, when it was above the median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was slightly above the Expense Group median (less than one basis point) and above the Expense Group median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to Dreyfus continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (75)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 122

———————

Joni Evans (76)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (71)
Board Member (2017)
Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (78)
Board Member (1994)
Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Alan H. Howard (59)
Board Member (2018)
Principal Occupation During Past 5 Years:

• Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

• President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

• Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, a designer and manufacturer of watches, Director (1997-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (55)
Board Member (1995)
Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

No. of Portfolios for which Board Member Serves: 99

———————

Burton N. Wallack (68)
Board Member (2006)
Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

Board member, Mount Sinai Hospital (2017-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (72)
Board Member (2016)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 77

———————

INTERESTED BOARD MEMBERs

Gordon J. Davis (77)
Board Member (2006)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 55

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

William Hodding Carter III, Emeritus Board Member
Hans Mautner, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 122 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 until August 2015. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 31 years old and has been an employee of the Manager since October 2016.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, from March 2013 to December 2017, Senior Counsel of BNY Mellon. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014. She is an officer of 63 investment companies (comprised of 147 portfolios) managed by Dreyfus. She is 33 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since April 1985.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 147 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager, the Dreyfus Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 147 portfolios). He is 61 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 141 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus Active MidCap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2019 MBSC Securities Corporation 0085AR1218

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).  Ehud Houminer is independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,702 in 2017 and $35,222 in 2018.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,527 in 2017 and $6,939 in 2018.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,503 in 2017 and $4,482 in 2018.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2017 and $0 in 2018.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,134 in 2017 and $3,171 in 2018.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2017 and $0 in 2018.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $31,379,272 in 2017 and $53,294,289 in 2018.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 25, 2019

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 25, 2019

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)